First Community Bancshares, Inc.

Keefe, Bruyette and Woods

10th Annual Community Bank Investor Conference

July 28-29, 2009





Forward-Looking Disclosures

First Community Bancshares, Inc.

This presentation may include **forward-looking statements**. These forward-looking statements are based on current expectations that **involve risks, uncertainties and assumptions**. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual **results may differ materially**. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the **Company does not undertake to update forward-looking statements** contained within this presentation.


STRENGTH. BALANCE. BACKBONE.

First Community Bancshares Overview

Investment Highlights

- A $2.2 billion VA, WV, NC and TN branch franchise
  - 135 years of continuous operation
  - Strong history of core earnings and dividend payments
  - Robust market share in legacy markets and attractive expansion into growth markets
  - Positioned as regional consolidator
  - Legacy markets benefit from both economic stability and limited real estate price volatility

House Price Index (YoY % Change 6/09)				
U.S.	5th District	WV	Charleston	Roanoke
-3.35	-3.70	-0.17	2.08	-0.27

- Strong culture of management and employee ownership
  - Established and experienced management team with average tenure > 18 years
  - Insider ownership of 7.23%

Investment Highlights

- True retail franchise generating low cost core deposits
  - Over 115,000 customer accounts with 1.85% average cost of deposits, below peer average of 2.28% for the three months ended June 30, 2009
- Strong loan quality
  - NPLs / Loans of 0.92% versus peers of 3.05% for Q2 2009 and NCOs / Avg. Loans of 0.76% versus peers of 1.13% for Q2 2009
- Resilient net interest margin of 3.62%, 51 basis points above peers for Q2 2009
- Strong non-margin, fee-based revenue diversification
- Securities portfolio marked conservatively

Experienced, Executive Management Team

- Strong culture of management and employee ownership
  - Established and experienced management team with average tenure > 18 years; total insider ownership of 7.23%

	Years in Banking	Years with FCB
John M. Mendez President and CEO	24	24
Robert L. Buzzo President, FCBNA	36	36
E. Stephen Lilly Chief Operating Officer	28	12
David D. Brown Chief Financial Officer	10	4
Gary R. Mills Chief Credit Officer	18	10
Martyn A. Pell SVP – Corporate Development and Strategy	16	16
Robert Schumacher SVP- General Counsel	25	25
Average	22	18

Current Franchise Overview: Branch Map

- 71 locations across five-states (Virginia, West Virginia, North Carolina, Tennessee and South Carolina)
- Attractive urban and suburban markets in the Carolinas, Virginia, West Virginia, and Tennessee
- Full array of services creates financial partnership with our customers
- Strong growth from organic and acquisition strategies
  - 11.5% 10-year asset CAGR
- Expanding wealth and insurance lines of business
- Alternative solution-space between small community banks and impersonal regional and national banks
- Attract new deposit relationships from big bank fallout
- Continue developing legacy markets in the Virginias


Legacy Markets
Bridgeport
Charleston
Roanoke
Richmond
Norfolk
Johnson City
Greensboro
Winston-Salem
Raleigh
Charlotte
Greenville
Columbia
Current Locations
Loan Production Locations

Current Franchise Overview:
Market Demographics and Position

First Community Bancshares, Inc.

MSA/County	Market Rank	Branches	Deposits in Market ($000)	Deposit Market Share (%)	Total Population 2008 (Actual)	Projected Population Change 2008-2013 (%)	Median HH Income 2008 ($)	Projected HH Income Change 2008-2013 (%)
Legacy Markets								
Princeton-Bluefield, WV-VA	2	12	471,667	23.80	105,665	(0.97)	33,404	13.20
Nicholas, WV	3	4	82,433	22.53	26,452	(0.20)	32,610	12.70
Upshur, WV	2	2	78,559	27.18	23,663	1.20	33,311	12.41
Wyoming, WV	2	4	76,284	34.04	24,385	(3.49)	28,999	13.24
Beckley, WV	5	3	70,328	6.26	80,735	1.14	35,512	13.70
Clarksburg, WV	8	2	45,676	3.72	92,719	0.79	36,851	14.26
Logan, WV	4	1	44,540	9.01	35,962	(2.70)	29,921	13.20
Emporia, VA	3	2	41,084	17.21	5,739	0.10	38,050	15.79
Alleghany, NC	3	1	33,861	15.48	11,230	2.51	36,541	13.41
Wythe, VA	8	2	23,082	4.83	28,763	2.85	39,180	11.17
Dickenson, VA	4	1	22,525	11.47	16,311	(0.20)	27,661	8.99
Monroe, WV	3	1	15,214	13.75	13,336	0.56	33,640	11.37
Webster, WV	2	1	13,065	21.58	9,717	0.19	24,970	8.85
Summers, WV	3	1	12,602	9.75	14,191	(1.21)	26,001	14.26
Wise, VA	9	1	5,795	1.20	42,381	(0.12)	31,700	11.75
MSA/County Totals		**38**	**1,036,715**		**531,249**			
Weighted Average: MSA/County						**(0.49)**	**33,243**	**13.08**
Growth Markets								
Statesville-Mooresville, NC	6	1	116,145	5.47	156,294	16.66	54,189	15.09
Johnson City, TN	11	4	87,413	3.02	195,655	4.69	39,043	15.85
Richmond, VA	24	4	70,309	0.27	1,229,109	7.28	61,232	14.59
Winston-Salem, NC	13	5	57,718	0.37	473,223	8.21	53,232	15.02
Hickory-Lenoir-Morganton, NC	14	1	53,494	1.20	366,830	3.91	47,194	14.66
Charlotte-Gastonia-Concord, NC-SC	39	2	21,027	0.02	1,687,342	16.21	62,876	18.46
Mount Airy, NC	9	1	13,863	1.13	73,908	2.00	41,210	13.45
North Wilkesboro, NC	10	1	12,275	1.62	68,020	2.02	41,620	12.28
Kingsport-Bristol, TN-VA	26	1	7,934	0.18	308,843	2.21	40,674	15.56
MSA/County Totals		**20**	**440,178**		**4,559,224**			
Deposit Weighted Average: MSA/County						**8.98**	**50,743**	**15.14**

Deposit data as of June 30, 2008
Source: FDIC, SNL Financial

First Community Bancshares, Inc.

Strategic Direction

- Balanced Growth and Profitability Strategy
- Alternative Solution vs. Large Banks
- Position as Regional Consolidator
- Pursue Growth Markets around Key MSA's
- Develop Legacy Markets/Earnings Driver
- Diversify Revenues into Associated Financial Service Lines (Wealth and Insurance)

Three Pillars


CREDIT
QUALITY
EARNINGS
LEADERSHIP
GROWTH THROUGH
CONSOLIDATION

Credit Quality

- Protect the culture/defend underwriting
- Defensive posture on real estate
- Cutting all exposures to A&D through remainder of the cycle
- Outstandings have fallen
- Carry excess liquidity
- Early detection of emerging problem loans
- Aggressive workout program
- 3 relationships comprise 28.59% of total non-performing assets
- Mortgage metrics
- Legacy values and retail underwriting

Mortgage Delinquencies (% 90+ Days Delinquent 1Q 2009)			
U.S.	WV	VA	FCB
3.39%	2.50%	2.42%	0.30%

Earnings Leadership

- Efficiency
  - Conservative business approach
  - Low cost structure in headquarters region
  - Lower cost workforce
- Core Deposits
  - Built over years of operation
  - Value of the franchise
  - Strong market share protection
- Cost of Funds
  - Strong DDA base
  - Disciplined approach to pricing
- Diversified Non-Credit Revenues
  - Innovative retail strategy
  - Incentive driven
  - Legacy trust division
  - Strong compound growth from insurance agency acquisitions

Efficiency Ratio		
	FCB	Peer Group
Q2 2009	58.62%	71.94%
Q1 2009	58.46%	68.29%
2008	59.23%	64.33%

Top Market Share						
County	2008 Rank	2007 Rank	2008 Total Market Deposits	2008 FCB Market Share	2007 Total Market Deposits	2007 FCB Market Share
Mercer	1	1	$371.4M	35.95%	$389.5M	39.93%
Upshur	2	2	$78.6M	27.18%	$74.6M	26.06%
Wyoming	2	2	$76.3M	34.04%	$79.0M	35.12%
Taylor	2	2	$45.7M	45.76%	$47.6M	47.12%

Efficiency

- Low cost structure
- Consistently outperformed peer group



70.0%
65.0%
60.0%
55.0%
50.0%
FCBC
Peers
53.4
61.1
58.1
58.8
51.3
59.1
51.4
62.4
59.2
64.3
58.5
68.3
58.6
71.9
2004
2005
2006
2007
2008
Q1 09
Q2 09

Peers include publicly traded banks with assets between $1 and $ 3 billion in NC, SC, WV and VA (STEL, SCBT, VCBI, FBNC, UBSH, CHCO, FNBN, NBBC, CFNL, SCMF, CBKN, SMMF, BNCN, YAVY, GRAN, CWBS, EVBS)
Source: SNL Financial and Company filings through July 24, 2009

Key Franchise Differentiator:
Retail Franchise with Core, Low Cost Deposits

Deposit Composition
as of June 30, 2009



IRA 5.2%
IRA Jumbo 1.6%
Demand 13.1%
Time Jumbo 19.2%
Interest-Bearing Demand 12.7%
Time 28.1%
Savings 20.1%

Account Balances as of June 30, 2009	Accounts	Balance	Period End W.A.R.
Demand	31,458	$202,542	0.000%
Interest-Bearing Demand	33,110	195,903	0.177%
Total DDA	64,568	398,445	0.087%
Savings	25,069	311,435	0.778%
Time	19,762	435,457	2.980%
Time Jumbo	1,478	296,721	3.160%
IRA	4,446	80,867	3.224%
IRA Jumbo	137	24,431	3.929%
Total Non-DDA	50,892	$1,148,911	2.467%
Total Retail Funds	115,460	$1,547,356	1.854%

- Over 115,000 customer accounts
- No brokered deposits
- Stable deposit base in legacy markets
- Significantly lower cost of deposits than regional and nationwide peers

Deposit data as of June 30, 2009

Cost of Funds



3.5%
3.0%
2.5%
2.0%
1.5%
FCBC
Peers
1.68
1.71
2.09
2.23
2.75
3.14
3.14
3.56
2.46
2.81
2.16
2.12
2.05
2004
2005
2006
2007
2008
Q1 09
Q2 09

Peers include publicly traded banks with assets between $1 and $ 3 billion in NC, SC, WV and VA (STEL, SCBT, VCBI, FBNC, UBSH, CHCO, FNBN, NBBC, CFNL, SCMF, CBKN, SMMF, BNCN, YAVY, GRAN, CWBS, EVBS)
Source: SNL Financial and Company filings through July 24, 2009

Net Interest Margin



4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
FCBC
Peers
4.41
4.00
4.39
4.13
4.22
4.13
3.8
3.87
3.88
3.55
3.68
3.25
3.62
3.11
2004
2005
2006
2007
2008
Q1 09
Q2 09

Peers include publicly traded banks with assets between $1 and $ 3 billion in NC, SC, WV and VA (STEL, SCBT, VCBI, FBNC, UBSH, CHCO, FNBN, NBBC, CFNL, SCMF, CBKN, SMMF, BNCN, YAVY, GRAN, CWBS, EVBS)

Source: SNL Financial and Company filings through July 24, 2009

Key Franchise Differentiator: Rapid Growth in Non-Interest Income

First Community Bancshares, Inc.

- Since 2004, the Company has grown non-interest income sources to reduce interest rate cycle exposure
  - Increased wealth management line of business
  - Grown insurance line of business
  - Re-engineered retail product set and sales approach
  - Focused on cash management services for commercial clients
  - Increased capacity to improve charges for deposit services

Dollars in thousands

Non-Interest Income	2004	2005	2006	2007	2008	YTD 6/30/2009	CAGR
Wealth Management	$2,489	$2,956	$2,811	$3,880	$4,100	$2,117	13.3% [1]
Service Charges on Deposits	$9,122	$10,095	$10,242	$11,387	$14,067	$6,648	11.4% [1]
Insurance Revenue	0	0	0	$1,142	$4,988	$3,977	336.8% [2]

[1] Four-year CAGR for the period 2004 to 2008
[2] One-year CAGR for the period 2007 to 2008

M&A

Opportunity:

- FCB is a strong partner
- FCB provides exit strategy for institutions under pressure
- Look to augment existing franchise
- Opportunistic
- Assisted transactions
- Strong currency
- Predominately stock
- Growing opportunity throughout credit cycle

Filters:

- Like minded community bank organizations
- Strength of franchise
- Core deposit base (Strong DDA)
- Suburban markets near key MSA's
- Deep cost savings
- Growth orientation

Recent Acquisitions:
Bank & Thrift Transactions

First Community Bancshares, Inc.

- **November 2008: Acquired Coddle Creek Financial Corp. (Mooresville, NC)**
- Transaction:
  - $33 million deal value, 158% Price to TBV
  - 24.0% Price to Deposits, 13.8% Fran. Prem. to Core Deposits
  - 59% Stock and 41% Cash
- Pro Forma Financial Impact:
  - Significant positive mark-to-market adjustments
  - Achieved cost savings projections of 46%
- Strategic Considerations:
  - Expanded our franchise in the dynamic Iredell and Mecklenburg County Markets
  - Complimented our existing LPO in Charlotte, NC (Mecklenburg County)
  - Market Population growth in both counties projected to be in excess of 14.5% over 5 years
  - NC and the US growth projected at 8.9% and 6.3%, respectively

Coddle Creek Financial

- **April 2009: Entered into an agreement to acquire TriStone Community Bank (Winston-Salem, NC)**
- Transaction:
  - $8.3 million deal value, 58% Price to TBV
  - 6.7% Price to Deposits, (8.6%) Fran. Prem. to Core Deposits
  - 100% Stock
- Pro Forma Financial Impact:
  - Projected to be capital accretive and 22 bps TBV accretive at close
- Strategic Considerations:
  - Expands our franchise in the Winston-Salem market and retain strong and talented team to lead our Winston-Salem area
  - Strong local identity and affiliation with the community and its emphasis on providing specialized services to small and medium-sized business enterprises, as well as professional and upper-income individuals
  - Conservative loan portfolio with minimal exposure to construction and development loans and strong credit quality trends

TriStone COMMUNITY BANK
Banking Built Around You.

Recent Acquisitions:
Insurance Agency Transactions

First Community Bancshares, Inc.

- Acquired GreenPoint Insurance (High Point, NC) in September 2007
  - Full service insurance agency headquartered in High Point, NC
  - Provider of commercial and personal insurance lines, employee benefits and life and health insurance services
- Acquired REL Insurance Services (High Point, NC) in July 2008
  - Provider of commercial & personal, financial products, contractors bonding and employee benefits insurance services
- Acquired Carr & Hyde Insurance (Warrenton, VA) in December 2008
  - Full-service insurance agency providing a wide range of both commercial and personal insurance products

Loan Portfolio: Diversified Portfolio with Strong Loan Quality

First Community Bancshares, Inc.

- Strong loan quality
  - NPLs / Net Loans at June 30, 2009 of 0.92%
  - Loan / Deposit Ratio of 82%
- Geographically diversified portfolio across the region
- Highly Granular:
  - Majority of loans in $30,000 to $300,000 range
- Top 10 loans in portfolio represent less than 5.56% of total portfolio
- Stable residential real estate portfolio (47% of total loans) in markets with limited price increases over the last year and less than 10% price declines from recent market highs
- Limited A&D exposure (< 10%)

Loan Composition at June 30, 2009



Consumer 5.1%
Other 0.2%
Comm'l and Agriculture 6.8%
Const. & Devel. 8.9%
Comm'l RE 32.3%
Resi RE 46.7%



FCB
Peer Group
60.00%
40.00%
20.00%
0.00%
Construction & Development
Residential RE

Financial data as of June 30, 2009

Loan Portfolio: Strong Loan Quality

Non-Performing Loans / Total Loans



FCBC
Peers
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.45
0.27
0.28
0.16
0.32
0.24
0.26
0.59
1.00
2.27
0.88
2.87
0.92
3.05
2004
2005
2006
2007
2008
Q1 09
Q2 09

Reserves / Nonperforming Loans



FCBC
Peers
500%
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
296
432
400
484
356
362
405
317
124
110
147
90
143
73
2004
2005
2006
2007
2008
Q1 09
Q2 09

Net Charge-Offs / Average Loans



FCBC
Peers
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.24
0.17
0.38
0.16
0.22
0.15
0.19
0.41
0.45
0.52
0.47
0.76
0.76
1.13
2004
2005
2006
2007
2008
Q1 09
Q2 09

Peers include publicly traded banks with assets between $1 and $ 3 billion in NC, SC, WV and VA (STEL, SCBT, VCBI, FBNC, UBSH, CHCO, FNBN, NBBC, CFNL, SCMF, CBKN, SMMF, BNCN, YAVY, GRAN, CWBS, EVBS)

Source: SNL Financial and Company filings through July 24, 2009

Loan Portfolio:
Residential Real Estate Portfolio

- The residential real estate portfolio is made up of 10,478 loans with an average balance of $56,571
- Second quarter 2009 consumer credit scoring shows weighted average FICO of 693
- Majority of loans are fixed rate 3-5 year balloons
- Total FCBC mortgage delinquency of 1.19% compared to the delinquency rate reported by a Mortgage Bankers Association survey of 7.88% and the FDIC Quarterly Banking Profile delinquency rate of 4.43% for the period ended March 31, 2009

Residential Real Estate – Total Portfolio of $592.9 million Geographic Dispersion


Tennessee
1.7%
South Carolina
0.2%
North Carolina
29.8%
Virginia
17.0%
West Virginia
51.8%

Data as of June 30, 2009

Loan Portfolio:
CRE Non-Owner Occupied

First Community Bancshares, Inc.

- The Company holds 1,276 CRE Loans with an average balance of $246,543; the average term of the portfolio is 95 months and 24% of the loans are floating rate
- 52% of CRE Loans are owner-occupied and the composition of non-owner occupied CRE Loans is shown below
- The CRE loan book is geographically diversified with the three largest market areas being: WV 43%, NC 29% and VA 16%
- The top 10 CRE loans represent 13% of the CRE portfolio

Commercial Non-Owner Occupied – Total Portfolio of $152.6 million


Church
4.5%
Owner Occupied
Resi Multi-Family
0.5%
Developed Tract
Construction
Real Estate


East TN
Taylor
1.2%
SWVA
9.9%
NC-Legacy
NC-Piedmont
NC-Mooresville
Bluefield
3.9%

Financial data as of June 30, 2009

Loan Portfolio: A&D and Construction

- The Company holds 641 A&D and Construction Loans with an average balance of $174,120
- The A&D and Construction loan book is geographically diversified with the three largest market areas being: NC 41%, WV 33% and VA 22%
- A&D and Construction Loans have declined from $124.5 million on March 31, 2009 to $112.6 million on June 30, 2009

A&D and Construction – Total Portfolio of $107.5 million

Type


Commercial Construction 31.2%
Other Land 33.4%
Acquisition & Development 16.1%
Consumer Construction 19.3%

Market


Richmond 18.9%
East TN 2.3%
SC 0.0%
Princeton/ Monroe/Summers 19.6%
Bluefield 3.5%
Upshur 4.6%
Raleigh 1.9%
Wyoming/Logan 0.4%
NC-Legacy 4.0%
NC-Peidmont 36.5%
NC-Mooresville 2.2%
Southside 0.0%
SWVA 2.9%
Taylor 1.8%
Nicholas 0.7%

Financial data as of June 30, 2009

Second Quarter 2009 Update

First Community Bancshares, Inc.

- Second quarter GAAP net income of $3.47 million and diluted EPS of $0.23 per share.
  - Includes securities impairment charges of $2.08 million and FDIC special assessment of $1.0 million
- Core earnings remained strong at $4.38 million, or $0.34 per share
- Tangible book value increased to $9.02 per share as a result of the capital offering, earnings, and increased values in some of the investment securities

Current Franchise Overview: Financial Results

First Community Bancshares, Inc.

	2005	2006	2007	2008*	1Q 2009	2Q 2009
Net Income	$26.3 mil	$28.9 mil	$29.6 mil	$22.3 mil	$4.6 mil	$3.5 mil
Diluted EPS	$2.32	$2.57	$2.62	$2.00	$0.40	$0.23
Dividend	$1.02	$1.04	$1.08	$1.12	$0.00	$0.20
ROAA	1.37%	1.46%	1.39%	1.06%	0.87%	0.53%
ROAE	13.79%	14.32%	13.54%	10.20%	10.61%	6.05%
ROACE	13.79%	14.32%	13.54%	10.74%	10.44%	5.50%
Margin	4.39%	4.22%	3.80%	3.88%	3.73%	3.62%
Efficiency (non-GAAP)**	53.8%	51.1%	51.2%	57.5%	58.3%	58.6%

- **Core return on assets and return on equity significantly above peer GAAP averages**
- **NIM and Efficiency Ratio superior to peer averages**

*2008 financial data shown as Core data: core income calculated as net income less the after-tax portion of impairment of investment securities; assumed tax rate of 35%;

** Non-GAAP Efficiency Ratio calculated as non-interest expense as a percentage of net interest income plus non-interest income; non-interest expense used in the calculation excludes amortization of intangibles and non-recurring expense; income used is increased by the favorable effect of tax-exempt income and excludes securities gains and losses and non-recurring gains; see appendix

June 2009 Capital Raise

- Additional capital enhanced First Community's already strong balance sheet and capital position
- Increase tangible common equity ratio
- Drive additional increases in non-interest income through business line expansion and growth
- Enable opportunistic acquisitions such as TriStone Community Bank
- Enabled redemption of TARP on July 8, 2009


16%
14%
12%
10%
8%
6%
4%
2%
0%
12.7
11.8
8.3
13.0
12.0
8.5
13.3
12.2
8.7
12.9
11.9
9.8
12.6
11.7
9.8
14.5
13.7
12.8
1Q08
2Q08
3Q08
4Q08
1Q09
2Q 09
Total RBC
Tier 1RBC
Tier 1 Leverage

Financial data at the holding company level

TARP Repayment

- Redeemed $41.50 million preferred investment on July 8, 2009
- Allows First Community operational flexibility
- 7% tax-effective cost elimination
- Leaving warrant position open
  - Favorable strike price
  - Anti-dilutive



16%
14%
12%
10%
8%
6%
4%
2%
0%
7.2%
7.2%
13.6%
11.5%
14.5%
12.4%
Tangible Common / Tangible Assets
Tier 1 Capital
Total Risk Based Capital
First Community June 30, 2009
First Community Pro Forma for Impact of TARP Repayment

Investment Portfolio: Composition

First Community Bancshares, Inc.

Available-for-Sale Securities ("AFS")
as of June 30, 2009
Fair Market Value of $521.9 million



US Gov't Agency
$54M
10%
Equities
$6M
1%
Munis
$142M
26%
Mortgage Backed
$299
51%
Trust Preferreds
$49
12%

Maturity Schedule for AFS Securities



Less than 1 Year
0.27%
Within 1 - 5 Years
.91%
Within 5 - 10
Years
14.92%
After 10 Years
83.9%

Investment Portfolio: Mortgage Backed Securities

First Community Bancshares, Inc.

Mortgage Backed Securities
as of June 30, 2009
Fair Market Value of $268.3 million


Private CMO
5.86%
Freddie Mac
0.39%
Fannie Mae
9.83%
Private ARM
0.02%
Ginnie Mae
83.89%

June 30, 2009	Par Value	Fair Value	Amortized Cost	Unrealized Gain/(Loss)	Cumulative OTTI
Agency	$301,651	$306,332	$303,705	$2,627	-
Non-Agency					
AAA	$6,632	$5,258	$6,596	($1,338)	-
CCC	$ 25,000	$ 10,503	$ 20,968	$ (10,465)	$ 4,252
Non-Agency Total	$32,250	$16,516	$28,174	($11,658)	$4,252

- The Company made a cumulative effect adjustment of $10.2 million pre-tax, as of January 1, 2009, to recognize the portion of noncredit losses associated with a non-agency mortgage-backed security for which the Company recognized a pre-tax other-than-temporary impairment charge of $14.5 million as of December 31, 2008

Investment Portfolio:
Trust Preferred Securities

First Community Bancshares, Inc.

- Single-Issue
  - $32.51 million market value at June 30th representing 57% of par value
- Pooled Trust Preferred holdings
  - $28.15 million market value at June 30th representing 26% of par value

June 30, 2009	Par Value	Fair Value	Amortized Cost	Unrealized Gain/(Loss)	Cumulative OTTI
Single Issuer Bank Trust Preferred Securities					
AA	$5,000	$2,956	$4,902	($1,946)	$ -
A	22,430	12,115	21,880	(9,765)	-
BB	29,125	17,440	28,770	(11,330)	-
Single Issue Total	$56,555	$32,511	$55,552	($23,041)	$ -
Pooled Trust Preferred Securites					
CCC	$7,887	$2,480	$7,934	($5,454)	$ -
CC	80,967	24,727	63,913	(39,186)	17,126
C	20,123	943	20,123	(19,180)	-
Pooled Total	$108,977	$28,150	$91,970	($63,820)	$ 17,126

- Modeled deferrals and defaults are monitored regularly for impairment
- All deals have diverse geographic exposure

Upside Opportunities to TBV

First Community Bancshares, Inc.

- Earnings Potential
- Single Issue TRUPS
- TriStone Bargain Purchase
- All Accretive to TBV

Why buy FCBC?

First Community Bancshares, Inc.

- A $2.2 billion VA, WV, NC and TN branch franchise
  - Robust market share in legacy markets and attractive expansion into growth markets
- Positioned as regional consolidator
- True retail franchise generating low cost core deposits
  - Over 115,000 customer accounts
- Strong loan quality
  - NPLs / Loans of 0.92% versus peers of 3.05% for Q2 2009
  - NCOs / Avg. Loans of 0.76% versus peers of 1.13% for Q2 2009

Why buy FCBC?

First Community Bancshares, Inc.

- Resilient net interest margin of 3.62% for Q2 2009
- Strong non-margin, fee-based revenue diversification
- Strong dividend yield at 3%
- Strong upside potential for TBV
- Positioned to emerge as one of the strongest players in the region and build one of the best franchises in the Mid-Atlantic

First Community Bancshares, Inc.

STRENGTH. BALANCE. BACKBONE.

YOUR ***FIRST*** FINANCIAL RESOURCE